Exhibit 99.1

D.A. Davidson Financial Institutions Conference Richard P. Smith – President & CEO John S. Fleshood – Executive Vice President & COO Daniel K. Bailey – EVP Chief Retail Banking Officer May 8-10, 2018 Service With Solutions Trico Bancshares

SAFE HARBOR STATEMENT Certain comments included in this presentation may involve forward-looking statements, for which TriCo Bancshares (“TriCo” or the “Company”) claims the protection of the “safe harbor” provisions credited by Federal securities laws. Such forward-looking statements are subject to risks and uncertainties which may cause TriCo’s actual results to differ materially from those contemplated by such statements. Additional information concerning certain of these risks and uncertainties are described in TriCo’s Annual Report of Form 10-K for the fiscal year ended December 31, 2017, TriCo’s Quarterly Reports on Form 10-Q as filed with the SEC in 2018 and Amendment No. 1 to TriCo’s Registration Statement on Form S-4 filed on April 18, 2018. The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. In addition to factors previously disclosed in reports and other filings filed by the Company and FNBB with the SEC, risks and uncertainties for the Company, FNBB and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of FNBB’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; diversion of management’s attention from ongoing business operations and opportunities; the failure to satisfy other conditions to comp letion of the merger, including receipt of required regulatory, shareholder or and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on the Company’s, FNBB’s or the combined company’s respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither the Company nor FNBB assumes any obligation to update any forward-looking statement. Proxy Solicitation The Company, FNBB, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s and FNBB’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2018 annual meeting of shareholders, as previously filed with the SEC on April 18, 2018. Information about the directors and executive officers of FNBB and their ownership of FNBB common stock is set forth in FNBB’s Amendment No. 1 on Form 10-K/A, as previously filed with the SEC on April 20, 2018. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available. D.A. Davidson Financial Institutions Conference 2 | May 2018 Trico Bancshares

AGENDA •Company Overview •Recent Activities & Focus •Key Revenue Drivers •Challenges & Opportunities •Financials •Questions D.A. Davidson Financial Institutions Conference 3 | May 2018 Trico Bancshares

COMPANY OVERVIEW Asset Size: $4.8 Billion Location: Chico, CA Founded: 1975 Deposits: $4.1 Billion Loans (net): $3.0 Billion Customers: ~190,000 Bank Branches: 67* ATMs: 84 _____________________________________________________________________________ *includes our telephone banking center D.A. Davidson Financial Institutions Conference 4 | May 2018 Trico Bancshares

            COMPANY OVERVIEW    Nasdaq: TCBK    *Stock Price: $37.37    Market Capitalization: $858 million    *Price to Book stated: 1.7x    *Price to TBVPS 2.0x    **TCBK Asset Size Rank of CA Publicly Traded Banks: 16    Pro Forma TCBK+FNBG Rank: 13 D.A. Davidson Financial Institutions Conference 5 | May 2018    *Valuation Information as of Market Close 04/30/2018    **Ranking as of 12/31/2017 – Source: SNL Financial Trico Bancshares

Davidson Financial Institutions Conference 6 | May 2018    EXECUTIVE TEAM    Rick Smith President & CEO TriCo since 1993 John Fleshood EVP Chief Operating Officer TriCo since 2016 Dan Bailey EVP Chief Retail Banking Officer TriCo since 2007 Craig Carney EVP Chief Credit Officer TriCo since 1996 Tom Reddish EVP Chief Financial Officer TriCo since 1994    Richard O’Sullivan EVP Chief Commercial Lending Officer TriCo since 1984                Trico Bancshares

2017 ACCOMPLISHMENTS •New deposit product line-up implemented in Q1 •Strong fee revenue growth    –Year-over-year deposit fee income growth of 12.6% •Several new technology projects for 2017:    –Implementing new consumer and mortgage loan origination technologies    –Loan and operational automation projects    –Leveraging 2016 core conversion investment into greater operating efficiencies •Consistent deposit growth – favorable mix and cost    D.A. Davidson Financial Institutions Conference    7 | May 2018 Trico Bancshares

POSITIONED FOR TODAY, PREPARED FOR THE FUTURE D.A. Davidson Financial Institutions Conference    • Strong and growing bank capital    • Competitive product set to compete with banks both large and small    • Superior reputation versus large bank competitors    • Continue to see strong organic growth in current environment    –Loan growth of 11.3%*    –Deposit growth of 4.8%*    8 | May 2018    *03/31/2018 vs. 03/31/2017 Trico Bancshares

            • Strong focus on risk management and new regulatory realities    Enterprise Risk    Strong Focus on CRA    HMDA Reporting    Fair Lending    • Experienced project teams, well prepared for continued growth through acquisition    D.A. Davidson Financial Institutions Conference    9 | May 2018    POSITIONED FOR TODAY, PREPARED FOR THE FUTURE continued Trico Bancshares

D.A. Davidson Financial Institutions Conference 10 | May 2018 WHAT IS LONG TERM SUCCESS? •Rewarding our shareholders    –A winning culture with a motivated and talented work force (good people)    –Significant and growing market share    –Low cost core deposit base    –Strong credit culture    –Diversified revenue sources    –Efficient operations    –Strong risk management practices    Trico Bancshares

KEY DRIVERS OF BANK REVENUES • Deposits & Margin    –Average Cost of Deposits of 0.11% as of 03/31/2018    –Net Interest Margin in Q1 2018 was 4.14% • Commercial Loans    –Commercial Real Estate • Diverse portfolio of property types and geographies    –Commercial & Industry Lines and Loans & Leases    –Agricultural Loans    –Asset-Based Loans • Non-Interest Income    – Service Charge & Fee Income    – Mortgage Finance    – Bank Wealth Management Program    D.A. Davidson Financial Institutions Conference    11 | May 2018 Trico Bancshares

KEY DRIVERS OF BANK REVENUES continued    •Consumer Loans    – Home Equity Lines/Loans    •Rising rates a positive for growth    – Small Business    •Growth Opportunities    – Wealth Management – Bank Managed Program    •Raymond James as Broker-Dealer    – Mortgage Banking    – Merchant Fee Opportunities    – Higher Stock Valuations a Plus for M&A Activity    D.A. Davidson Financial Institutions Conference 12 | May 2018 Trico Bancshares

Non Interest Bearing 33%    Interest Demand 25%    Savings 34%    Time Deposits 8%    Wtd. Avg. Rate – 0.12%    Wtd. Avg. Rate – 0.08%    Wtd. Avg. Rate – 0.62% D.A. Davidson Financial Institutions Conference    13 | May 2018    DEPOSIT STRUCTURE    Data as of 03.31.2018 Trico Bancshares

D.A. Davidson Financial Institutions Conference 14 | May 2018    TOTAL ENDING DEPOSITS    $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 2013 2014 2015 2016 2017 Q1 2018 $2,410,483    $3,380,423    $3,631,266 $3,895,560    $4,009,131    $4,084,404    Data as of 03.31.2018 Trico Bancshares

D.A. Davidson Financial Institutions Conference    15 | May 2018    MARKET SHARE OF ALL BRANCHES SORTED BY ZIP CODE Rank     Institution Name State    (Hdqtrd) Charter Deposits    ($000) Market Share    1 U.S. Bank National Association OH Federal 9,893,012 21.2%    2 Wells Fargo & Company SD Federal 8,782,186 18.8%    3 Bank of America, National Association NC Federal 6,017,267 12.9%    4 Tri Counties Bank CA State 3,881,355 8.3%    5 JP Morgan Chase Bank, National Association OH Federal 2,994,175 6.4%    6 MUFG Union Bank, National Association CA Federal 2,177,323 4.7%    7 Bank of the West CA State 1,832,370 3.9%    8 Umpqua Bank CA State 1,636,359 3.5%    Trico Bancshares

NON-INTEREST INCOME • Consistently Represents Approximately 25% of Total Bank Revenues • Residential Home Mortgage Lending    –Refinances remain consistent    –Increasing numbers of purchase transactions and increasing overall activity for home loans    –Higher rates will slow refinance market in 2018    D.A. Davidson Financial Institutions Conference    16 | May 2018 Trico Bancshares

NON-INTEREST INCOME continued •Wealth Management revenues •Higher revenues from service charges and interchange income •Cash Management fees continue to increase •Merchant Card Services – $1.2 million in 2017 D.A. Davidson Financial Institutions Conference 17 | May 2018 Trico Bancshares

CONSUMER LOANS •Increased demand for consumer loans –Home equity values have increased –Borrowers using refinance of 1st mortgage to pay down debt •Low rate environment led to historically high refi activity –$37MM in Q1 2018 HELOC volume resulted in $6.5MM decrease in outstandings –This is compared to $38MM in Q4 2017 volume resulting in a $3MM contraction –Home equity lines/loans increasing in demand and may begin outpacing 1st lien refi volume soon D.A. Davidson Financial Institutions Conference 18 | May 2018 Trico Bancshares

D.A. Davidson Financial Institutions Conference 19 | May 2018 HOME EQUITY LOANS OUTSTANDING $300,000 $310,000 $320,000 $330,000 $340,000 $350,000 $360,000 $370,000 $380,000 $390,000 $400,000 2013 2014 2015 2016 2017 Q1 2018 $354,454 $383,898 $362,854 $331,537 $331,719 $325,183 Data as of 03.31.2018 Trico Bancshares

D.A. Davidson Financial Institutions Conference 20 | May 2018    LOAN PORTFOLIO BY TYPE Secured by RE - Residential 1-4 13%    Secured By Commercial Real Estate [PERCENTAGE] Consumer - HELOCS 9%    [CATEGORY NAME]uity [PERCENTAGE]    Consumer - Other 1%    Commercial 7% Construction - RE 2%    [CATEGORY NAME] [PERCENTAGE] Data as of 03.31.2018 Trico Bancshares

COMMERCIAL BANKING    •Target loans of $2,000,000 to $15,000,000    •Personalized banking    •Assigned Relationship Managers    •Assigned Cash Management Officers    •In-market lending    •Competition is as fierce and diverse as it has ever been    D.A. Davidson Financial Institutions Conference    21 | May 2018 Trico Bancshares

COMMERCIAL BANKING continued    •Agricultural lending    •Drought risk has subsided    •Commodity prices have stabilized    •Loans <$1,000,000 served through alternate channel    •Business Relationship Managers    •Credit scoring combined with traditional underwriting    •SBA 7(a) program now offered    D.A. Davidson Financial Institutions Conference 22 | May 2018 Trico Bancshares

D.A. Davidson Financial Institutions Conference 23 | May 2018    COMMERCIAL REAL ESTATE PORTFOLIO AS OF 03.31.2018 Real Estate Loan Type     # of Loans Outstandings* % to Total Loans Avg. Commitment Amount    Office 602 $426,934,000 14% $723,000    Multi-Family 333 $355,821,000 12% $1,130,000    Retail 418 $333,334,000 11% $837,000    Special Purpose    Gas Station, Mini Storage, Hotel/Motel, Restaurant 237 $303,604,000 10% $1,352,000    Other    Warehouse, Manufacturing, Bare Land, Agricultural    Land + Structures 900 $542,071,000 18% $644,000    Totals 2,490 $1,961,764,000 64% -    Average - - - $828,000    Trico Bancshares

AG PORTFOLIO AS OF 03.31.2018 D.A. Davidson Financial Institutions Conference    24 | May 2018    •Agricultural Loans (excluding RE secured) total $48 million in total commitments with $20 million outstanding    •The highest crop concentrations by commitments are:    Multiple Crop     $14.3 million 16 loans $895,000 Avg. Commitment    Rice $8.4 million 28 loans $300,000 Avg. Commitment    Almonds $6.9 million 13 loans $528,000 Avg. Commitment    Walnuts $4.2 million 6 loans $703,000 Avg. Commitment    Beef $1.1 million 7 loans $151,000 Avg. Commitment    Dairy $701 thousand 5 loans $140,000 Avg. Commitment    Trico Bancshares

•Construction lending totals approx. $145,550,000 outstanding with $377,787,000 in commitments    •Residential construction approx. $71,598,000    •Commercial construction approx. $73,952,000    •Total construction, land development and land acquisition loans represent 4.7% of total loans outstanding    D.A. Davidson Financial Institutions Conference 25 | May 2018    CONSTRUCTION AND A&D    Data as of 03.31.2018    Trico Bancshares

D.A. Davidson Financial Institutions Conference    26 | May 2018    TOTAL LOANS NET OF UNAMORTIZED DEFERRED LOAN FEES AND DISCOUNTS ($000’S)    $1,500,000    $1,700,000    $1,900,000    $2,100,000     $2,300,000    $2,500,000    $2,700,000     $2,900,000    $3,100,000 2013 2014 2015 2016 2017 Q1 2018    $1,672,007 $2,282,524 $2,522,937 $2,759,593     $3,015,165    $3,069,733    Data as of 03.31.2018    Trico Bancshares

•Mergers and Acquisitions    –First National Bank of Northern California 2018 (Announced)    –3 Branch purchase Bank of America 2016    –North Valley Bancorp 2014    –Citizens Bank of Northern California 2011    –Granite Community Bank 2010    –North State National Bank 2003    –9 Branch purchase Wells Fargo 1997    –Sutter Butte Savings 1996    –Country National Bank 1993    –Branch purchase from Wells Fargo 1987    –Shasta County Bank 1981    D.A. Davidson Financial Institutions Conference 27 | May 2018 GROWTH OPPORTUNITIES    Trico Bancshares

•Deposit Betas •Ability to Increase Loan Yields •Interest Rate Risk •Aggressive Competitors •Compliance Regulations •The Cost of Compliance with New Regulations •Dysfunction in Washington    D.A. Davidson Financial Institutions Conference    28 | May 2018    WHAT KEEPS US UP AT NIGHT?    Trico Bancshares

•Big Banks    –Aggressive banking in community bank space    –Bad reputations    –Large banks cost saving a new opportunity in rural markets •Technology and Banking    –New technology is expensive    –New technology will streamline banking ultimately lowering costs •Bank Operations and Efficiency    –Managing multiple delivery channels •Enterprise Risk Management    –Many threats, so little time    D.A. Davidson Financial Institutions Conference 29 | May 2018 CHALLENGES WITHIN BANK STRATEGIES    Trico Bancshares

D.A. Davidson Financial Institutions Conference FINANCIALS    Trico Bancshares

D.A. Davidson Financial Institutions Conference 31 | May 2018    TOTAL ASSETS ($000’S)    $2,000,000    $2,500,000    $3,000,000    $3,500,000    $4,000,000    $4,500,000     $5,000,000 2013 2014 2015 2016 2017 Q1 2018    $2,744,066 $3,912,358 $4,220,722 $4,517,968    $4,761,315 $4,779,957    Data as of 03.31.2018    Trico Bancshares

0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 2013 2014 2015 2016 2017 Q1 2018 12.2% 12.2% 11.7% 11.6%    13.5% 14.4%    13.8%    13.7%    13.2% 13.0% 14.8% 15.6%    15.1% 14.8%    14.1%    13.9%    8.6% 9.1% 9.2% 9.1%    9.2% 9.1%    Common Equity Tier 1 Tier 1 Total Risk Based Tangible Common D.A. Davidson Financial Institutions Conference    32 | May 2018    CAPITAL RATIOS ($000’S) Data as of 03.31.2018    Trico Bancshares

D.A. Davidson Financial Institutions Conference 33 | May 2018    NET INCOME ($000’S) Data as of 03.31.2018    $-    $5,000    $10,000    $15,000    $20,000    $25,000    $30,000     $35,000    $40,000    $45,000 2013 2014 2015 2016 2017 2018    $8,477    $7,365 $8,336 $10,674    $12,079 $13,910    $6,325 $4,859    $11,366    $9,405 $13,589 $7,361    $8,234 $12,694    $12,199 $11,897    $5,236    $5,650 $11,422 $12,533    $2,989    Q1 Q2 Q3 Q4    Trico Bancshares

D.A. Davidson Financial Institutions Conference 34 | May 2018    NET INTEREST MARGIN    Data as of 03.31.2018    0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2013 2014 2015 2016 2017 Q1 20180.15% 0.12%    0.10%    0.09%    0.10% 0.11%    4.18%    4.17% 4.39% 4.23%    4.22%    4.14%    Wtd. Avg. Deposit Rate Net Interest Margin

Trico Bancshares                D.A. Davidson Financial Institutions Conference 35 | May 2018    NON-INTEREST INCOME ($000’S)    Data as of 03.31.2018    $-    $10,000    $20,000    $30,000    $40,000    $50,000    $60,000 2013 2014 2015 2016 2017 2018 $7,352 $8,295    $10,180    $9,790 $11,703    $12,290    $9,127    $7,877 $12,080 $11,245    $12,910    $10,131 $8,589    $11,642    $11,066    $12,930 $10,219 $9,755    $11,445    $12,462 $12,478    Q1 Q2 Q3 Q4    Trico Bancshares

D.A. Davidson Financial Institutions Conference    36 | May 2018    EFFICIENCY RATIO (FULLY TAXABLE EQUIVALENT) Data as of 03.31.2018    50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 2013 2014 2015 2016 2017 Q1 2018 67.3%    72.9% 64.7%    67.9%    65.5%    66.3%    Trico Bancshares

D.A. Davidson Financial Institutions Conference 37 | May 2018    DILUTED EARNINGS PER SHARE    Data as of 03.31.2018    $-    $0.25    $0.50    $0.75    $1.00    $1.25    $1.50    $1.75     $2.00 2013 2014 2015 2016 2017 2018 $0.53    $0.45    $0.36    $0.46    $0.52 $0.60    $0.39    $0.30 $0.49    $0.41    $0.58    $0.45    $0.50 $0.55    $0.53    $0.51 $0.32    $0.25    $0.50    $0.54    $0.13    Q1 Q2 Q3 Q4    Trico Bancshares

D.A. Davidson Financial Institutions Conference 38 | May 2018    Data as of 03.31.2018    $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2013 2014 2015 2016 2017 20180.09 0.11 0.11 0.15 0.15 0.17 0.11 0.11 0.13 0.15 0.17 0.11 0.11 0.13 0.15 0.17 0.11 0.11 0.15 0.15 0.17    Q1 Q2 Q3 Q4 DIVIDENDS PAID    Trico Bancshares

D.A. Davidson Financial Institutions Conference    39 | May 2018    NON-PERFORMING ASSETS TO TOTAL ASSETS Data as of 03.31.2018    0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2013 2014 2015 2016 2017 Q1 2018 2.17%    1.34%    1.01%    0.53%    0.58%    0.54%    Trico Bancshares

D.A. Davidson Financial Institutions Conference    40 | May 2018    ALLOWANCE FOR LOAN LOSSES TO TOTAL LOANS Data as of 03.31.2018    0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2013 2014 2015 2016 2017 Q1 2018 2.29%    1.60%    1.43%    1.18%    1.01%    0.98%    Trico Bancshares

D.A. Davidson Financial Institutions Conference    41 | May 2018    ORIGINATED ALLL TO TOTAL ORIGINATED LOANS Data as of 03.31.2018    0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2013 2014 2015 2016 2017 Q1 2018 2.11%    1.85%    1.57%    1.19%    1.08%    1.05%    Trico Bancshares

D.A. Davidson Financial Institutions Conference    42 | May 2018    ANNUALIZED NET CHARGE-OFFS TO AVERAGE LOANS Data as of 03.31.2018     -0.15% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 2013 2014 2015 2016 2017 2018 0.23%     -0.13%     -0.07%     -0.10%    [VALUE]*    0.02%    *0.08% related to ASC 310-30 PCI loan adjustment    Trico Bancshares

D.A. Davidson Financial Institutions Conference    43 | May 2018 Data as of 03.31.2018    RETURN ON AVERAGE ASSETS    0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2013 2014 2015 2016 2017 Q1 2018 1.04%    0.87%    1.11%    1.03%    0.89%    1.17%    Trico Bancshares

D.A. Davidson Financial Institutions Conference    44 | May 2018 Data as of 03.31.2018    RETURN ON AVERAGE SHAREHOLDER’S EQUITY    0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2013 2014 2015 2016 2017 Q1 2018 11.34%    8.67%    10.04%    9.47%    8.10%    11.00% trico bancshares

Acquisition of FNB Bancorp    Announced December 11, 2017 trico bancshares

PREMIER NORCAL COMMUNITY BANK    46    December 2017    •TCBK has an extensive presence throughout Northern California and the Central Valley with 66 branches    •FNBG’s twelve branches across the SF Peninsula provide scale in a key Northern California market    •FNBG adds an established presence with a 50+ year history serving the SF Peninsula    •San Francisco is the economic hub of Northern California, located ~150 miles from TriCo’s headquarters in Chico, CA    •Significant business activity exists between San Francisco and other Northern California markets within TriCo’s footprint    FNBG (12)    D.A. Davidson Financial Institutions Conference trico bancshares

D.A. Davidson Financial Institutions Conference

MARKET POSITION IN NORCAL

- FNBG and TriCo will create the largest Northern California-based community bank at over $6bn in assets
- TriCo currently has a dominant market share in several Northern California markets
  - #1 ranked deposit market share in Chico and Redding MSAs (~25% of total market)
  - Represent stable markets with low-cost, "sticky" deposits
  - Top 5 market share position in 42% of TCBK's counties
- FNBG's San Francisco presence provides increased growth prospects with strong demographic trends
  - Larger and thriving markets with affluent population base and significant business opportunities
  - Ample scale with capacity to improve market penetration
  - One of the largest, best-positioned community banks serving San Francisco
- TriCo's recent expansion into Sacramento, CA complements San Francisco as a metro growth opportunity

Largest Northern California Based Banks

Rank	Community Bank Rank	Institution	MRQ Total Assets ($mm)
1		Wells Fargo & Company	$1,934,939
2		First Republic Bank	84,320
3		SVB Financial Group	50,754
4	**1**	**TriCo Bancshares (Pro Forma)**	**6,100**
5	2	Mechanics Bank	5,702
6	3	Westamerica Bancorporation	5,446
7	4	Luther Burbank Corporation	5,320
8	5	Fremont Bancorporation	3,870
9	6	Farmers & Merchants Bancorp	3,072
10	7	1867 Western Financial Corporation	2,907

TCBK 2017 Deposits by MSA (pro forma)

FNBG enables TCBK to enter the attractive Bay Area market with scale



FNBG
(SF Peninsula)
San Francisco, CA
21%
Other CA
31%
Truckee-Grass Valley, CA
5%
Sacramento, CA
7%
Redding, CA
17%
Chico, CA
19%

47 | December 11, 2017

trico bancshares

D.A. Davidson Financial Institutions Conference

BAY AREA OPPORTUNITY

Economy

- The Bay Area's $780 billion economy would rank 5th among all US states and 18th globally among all countries
- The Bay Area economy grew 5.2% in 2016, ~3x faster than the US rate
- At 3.3% unemployment the area is significantly below national averages
- The Bay Area is the #1 region in the U.S. for venture capital investment
- Tourism attracts ~25 million visitors annually accounting for ~$9.7B in spending
- More than 52% of the population holds a Bachelor's degree or higher
- 25 Colleges and Universities are present in San Francisco
- Although led by tech, the Bay Area economy is supported by a diverse set of industries

Major Employers

- The Bay Area is home to 36 Fortune 500 companies, more than any other US region except New York
- Major employers include:

Demographics

- With a population of ~7.6 million in the nine county region, the Bay Area represents ~20% of California's residents
- Attractive demographic trends driven by strong population growth on a large, affluent population base

Strong Demographics[1]

2017 Median HHI



$104,239
$54,630
$71,061
$61,045
FNBG
TCBK
CA
USA

Projected 5-Year Population Growth



5.0%
2.3%
4.1%
3.5%
FNBG
TCBK
CA
USA

Projected 5-Year Median HHI Growth



13.6%
9.9%
11.6%
8.9%
FNBG
TCBK
CA
USA

Sources: The San Francisco Center for Economic Development, Center for Continuing Study of the California Economy and U.S. Bureau of Labor Statistics.

(1) Median for zip codes in FNBG's and TCBK's footprint.

48 | December 11, 2017

trico bancshares

OVERVIEW OF FNB BANCORP    49    December 11, 2017    •FNB Bancorp (NASDAQ: FNBG) is the bank holding company for First National Bank of Northern California    •Bank was founded in 1963 and is headquartered in South San Francisco, CA    •Largest community bank headquartered on the San Francisco Peninsula    •Twelve branches serving San Mateo, San Francisco and Santa Clara counties with 166 employees    •Longstanding, loyal customer and employee relationships developed over a 50+ year history    •Local, consultative and relationship-focused approach to banking    •Low-cost deposit base, liquid balance sheet and strong credit culture    •Community banking and lending approach that complements TriCo’s focus    •Maintained asset quality through the financial crisis with no dilutive common equity offering    Company Background    Financial Summary    Source: SNL Financial. FNBG information as of 9/30/2017.    Note: All dollars in millions for consolidated holding company.    1)Adjusted for an estimated $1.8mm pretax in non-recurring accelerated expense of FNBG’s Management Continuity Agreements, less estimated ongoing accrual of $350,000 pretax.    Balance Sheet ($ millions)    Total Assets     $1,275    Deposits 1,045    Gross Loans 839    Loans / Deposits 80.3%    2-yr Loan CAGR 9.0 %    Profitability (3Q’17)    Adj. ROAA(1) 1.12 %    Adj. ROATCE(1) 12.5    Net Interest Margin 3.97    Efficiency Ratio 58.9    Asset Quality & Capital    NPAs / Assets 0.66 %    Reserves / NPLs 148.0    Reserves / Loans 1.22    TCE / TA 9.16    trico bancshares

50    December 11, 2017    Source: SNL Financial. TCBK and FNBG information for the quarter ended 9/30/2017.    (1) Pro forma does not include purchase accounting or merger related adjustments.    PRO FORMA LOAN & DEPOSIT MIX    Loan Portfolio    Highly Similar Lending Focus, Shared Credit Culture    Deposit Base    Maintains An Attractive Low- Cost Core Deposit Base With A Liquid Balance Sheet    TCBK    FNBG    Pro Forma(1)    TCBK    FNBG    Pro Forma(1) C & I CRE Construction & Land Residential Mortgage Home Equity Consumer & Other 7.8% 61.5% 5.0% 14.9% 9.9% 1.0% 6.2% 65.9% 5.9% 17.0% 3.7% 1.3% 7.4% 62.5% 5.2% 15.3% 8.5%1.1% Noninterest-bearing Deposits IB Demand, Savings & MMDA Retail Time Deposits (<$250k) Jumbo Time Deposits (>$250k) 32.7% 59.4% 6.0% 1.9% 29.6% 57.9% 7.2% 5.3% 32.1% 59.1% 6.3% 2.6%    $3.9B Deposits    0.11% Cost of Deposits    Loan / Deposits 74.7%    $1.0B Deposits    0.29% Cost of Deposits    Loan / Deposits 80.3%    $5.0B Deposits    0.14% Cost of Deposits    Loan / Deposits 75.9%    $2.9B Loans    5.2% Yield on Loans    $0.8B Loans    5.2% Yield on Loans    $3.8B Loans    5.2% Yield on Loans    D.A. Davidson Financial Institutions Conference trico bancshares

TRANSACTION ASSUMPTIONS    51    May 2018    Cost Savings    •Estimated at $8.7mm or 28% of FNBG’s 2017e expense base    •Primarily driven by executive management and back office operations as well as significant IT savings from elimination of FNBG’s in-house data processing function    •Retain branches and substantially all customer facing and business development personnel    •Cost savings estimates exclude impact of concluding FNBG’s accelerated expense from “Salary Continuation Agreements” (1) and one–year employment agreements with certain FNBG executives    One-time    Deal Costs    •Estimated at $12.5mm pretax, included in pro forma tangible book value calculation    •Minimal contract termination fees due to FNBG’s in-house data processing function    •Relatively low transaction costs in aggregate    FMV    Adjustments    •Loan mark: $10.3mm pretax gross credit mark; $14.9mm pretax rate mark    •Fixed asset mark: $18.0mm pretax write-up on owned branches and buildings    •Core deposit intangible: 1.5% of core deposits    Revenue Enhancements    •None assumed for modeling purposes    •Significant opportunities exist    –New product lines to FNBG customers; mortgage banking, wealth management, SBA    –Opportunity to deploy excess liquidity with new growth opportunities and larger lending limits within the Bay Area    1)A pretax charge of ~$1.8mm per year was incurred by FNBG over 2015 – 2017 for an accelerated accrual related to FNBG’s Salary Continuation Agreements. The accelerated accrual will end at December 31, 2017.    D.A. Davidson Financial Institutions Conference trico bancshares

FINANCIAL IMPACT & PRICING 52    May 2018 EPS Accretion(1)    •2018e: 2.1% accretive excluding transaction costs (2)    •2019e: 7.9% EPS accretion (2)    TBV Impact    •TBV dilution of 6.6% at close    •TBV earnback of 4.7 years via crossover method    Other Metrics    •Internal rate of return of >15%    •Improves estimated 2019 ROAA and ROATCE    •Pro forma TCE/TA of 9.2% at close    Pricing Multiples    1)Based on TCBK’s median analyst estimates from S&P CapIQ at December 11, 2017.    2)Assumes 75% run-rate realized on cost savings in 2018 (following close) and fully phased in cost savings for 2019.    3)Adjusted for an estimated $1.8mm pretax in non-recurring accelerated expense of FNBG’s Management Continuity Agreements, less estimated ongoing accrual of $350,000 pretax.    4)Adjusted for $18mm pretax write-up due to FMV of owned branches and buildings.    5)September 8, 2017 represents the value of consideration based on the date when the initial exchange ratio range was determined.    6)Shows median of West Coast transactions (CA,WA,OR) since 2016 U.S. Presidential Election with a deal value between $100 million and $1 billion.    Transaction multiples as of:(5)     Comparable West Coast    Price / 9/8/2017 12/8/2017 Transactions(6)    LTM GAAP EPS 19.6x 24.0x    Adjusted LTM Annualized EPS(3) 18.5 22.5 26.2x    Tangible Book Value Per Share 2.13 2.60    Marked Tangible Book Value Per Share(4) 1.95 2.38 2.24    One-day Market Premium 4.8% 15.5% 36.2%    rti counties bank chico. California 1975 est. trico bancshares

TRICO BANCSHARES IS COMMITTED TO:    Improving the financial success and    well-being of our shareholders, customers, communities and employees. rti counties bank chico. California 1975 est. trico bancshares